FOX CHASE BANCORP, INC.	1st QUARTER EARNINGS 2012
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FOX CHASE BANCORP, INC.
4390 Davisville Road, Hatboro, PA 19040 Phone (215) 682-7400 Fax (215) 682-4144
NEWS RELEASE

For Immediate Release

Date:                      April 30, 2012
Contact:                 Roger S. Deacon
Chief Financial Officer
Phone:                    (215) 775-1435

FOX CHASE BANCORP, INC. ANNOUNCES RESULTS
FOR THE THREE MONTHS ENDED MARCH 31, 2012
(Declares Dividend of $0.04 Per Share; Announces Additional 5% Stock Repurchase Plan)

HATBORO, PA, April 30, 2012 – Fox Chase Bancorp, Inc. (the “Company”) (NASDAQ GM: FXCB), the holding company for Fox Chase Bank (the “Bank”), today announced net income of $1.2 million, or $0.10 per share, for the three months ended March 31, 2012, compared to net income of $1.2 million, or $0.09 per share, for the three months ended March 31, 2011.

The Company also announced that its Board of Directors has declared a cash dividend of $0.04 per outstanding share of common stock. The dividend will be paid on or about May 29, 2012 to stockholders of record as of the close of business on May 14, 2012.

Highlights for the quarter included:

●	Return on assets improved to 0.47% for the three months ended March 31, 2012, compared to 0.45% for the three months ended March 31, 2011;
●
Net interest income increased $358,000, or 4.7%, to $8.0 million for the three months ended March 31, 2012, compared to $7.6 million for the three months ended March 31, 2011. The net interest margin was 3.23% for the three months ended March 31, 2012 compared to 2.84% for the three months ended March 31, 2011.  The improvements in net interest income and net interest margin were primarily driven by decreases in interest expense on deposits and borrowings due to maturities of higher cost liabilities as well as continued improvement in mix shift to higher yielding asset classes.

●	The efficiency ratio improved to 64.7% for the three months ended March 31, 2012 compared to 65.5% for the three months ended March 31, 2011;
●
Service charges and other fee income increased $62,000, or 19.0%, to $389,000 for the three months ended March 31, 2012, compared to $327,000 for the three months ended March 31, 2011.  The increase was primarily due to an increase in loan fees, including unused line fees, and cash management fee income due to growth from commercial customers;

●	Other noninterest income increased $131,000 to $157,000 for the three months ended March 31, 2012 primarily due to higher income and volumes from mortgage banking activities;
●
Noninterest expense increased $342,000, or 6.5%, to $5.6 million for the three months ended March 31, 2012, compared to $5.3 million for the three months ended March 31, 2011.  The increase was primarily due to an increase in salaries, benefits and other compensation of $172,000 due to increased compliance staffing, equity award expense and annual merit increases, an increase in professional fees of $118,000 primarily due to incremental legal costs associated with nonperforming assets, and an increase of $96,000 in costs associated with other real estate owned. FDIC premiums decreased $102,000 for the three months ended March 31, 2012 primarily due to a revised premium calculation which became effective April 1, 2011.

●
Total assets were $1.01 billion at March 31, 2012, a decrease of $7.8 million, or 0.8%, from $1.02 billion at December 31, 2011.  Total loans were $645.6 million at March 31, 2012, a decrease of $25.0 million, or 3.7%, from $670.6 million at December 31, 2011.  The decrease was driven by:  (i) a $13.6 million decrease in one-to four-family residential mortgages due to normal amortization payments and a $4.9 million transfer to other real estate owned, (ii) a $7.1 million decrease in construction loans due to payoffs, and (iii) a $5.1 million decrease in multi-family and commercial real estate loans.  New commercial production during the quarter ended March 31, 2012 of $19.8 million was more than offset by a reduction in line utilization, normal amortization payments and accelerated payoffs.

FOX CHASE BANCORP, INC.	1st QUARTER EARNINGS 2012

Credit related items as of and for the quarter ended March 31, 2012 include:

●	The allowance for loan losses decreased to $11.3 million, or 1.72% of total loans at March 31, 2012 compared to $12.1 million, or 1.77% of total loans at December 31, 2011;
●	The provision for loan losses was $1.3 million for the three months ended March 31, 2012, compared to $975,000 for the three months ended March 31, 2011;
●	Net loan charge-offs totaled $2.1 million and were comprised primarily of a $1.3 million charge-off on a one-to four-family residential mortgage;
●
Nonperforming assets increased to $26.5 million, or 2.62% of total assets, at March 31, 2012 compared to $23.4 million, or 2.30% of total assets, at December 31, 2011.  The increase was primarily due to the inclusion of consumer loans to finance insurance premiums, totaling $8.1 million, as nonperforming loans at March 31, 2012.  At December 31, 2011, $3.9 million of these loans were classified as nonperforming;

●	Delinquent loans totaled $704,000 at March 31, 2012 compared to $1.9 million at December 31, 2011. There were no delinquent commercial loans at March 31, 2012.

Commenting on the performance for the quarter, Thomas M. Petro, President and Chief Executive Officer said, “We continue to be pleased with our strategy of transitioning Fox Chase Bank from a traditional thrift into a commercial bank and our ability to pay a dividend of $0.04 per share.  Solid commercial loan production in the quarter was more than offset by run-off in our residential and construction portfolios for an aggregate decline of $25.0 million in total loans. Fees associated with serving our growing commercial client base helped contribute to a better than 40% increase in fee income for the quarter compared to the first quarter of 2011.  From a credit perspective, we continue to devote significant energy and resources to resolving problem assets. The Company continues to be well positioned to exit the credit cycle with a strong balance sheet with capital to grow.”

On April 25, 2012 the Board of Directors approved an additional 5% stock repurchase plan (the “April 2012 Plan”).  Subject to market conditions and other factors, repurchases related to the April 2012 Plan will begin subsequent to completion of repurchases under the Company’s existing repurchase plan, which was approved in October 2011.  During the three months ended March 31, 2012, the Company repurchased 294,200 shares of common stock.

Fox Chase Bancorp, Inc. will host a conference call to discuss first quarter 2012 results on Tuesday, May 1, 2012 at 9:00 am EDT.  The general public can access the call by dialing (877) 317-6789.  A replay of the conference call will be available through June 6, 2012 by dialing (877) 344-7529; use Conference ID: 10013355.

Fox Chase Bancorp, Inc. is a stock holding company of Fox Chase Bank. The Bank is a federally chartered savings bank originally established in 1867.  The Bank offers traditional banking services and products from its main office in Hatboro, Pennsylvania and ten branch offices in Bucks, Montgomery, Chester, Delaware and Philadelphia Counties in Pennsylvania and Atlantic and Cape May Counties in New Jersey.  For more information, please visit the Bank’s website at www.foxchasebank.com.

This news release contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements can generally be identified by the fact that they do not relate strictly to historical or current facts.  They often include words like “believe,” “expect,” “anticipate,” “estimate” and “intend” or future or conditional verbs such as “will,” “would,” “should,” “could” or “may.”  Statements in this release that are not strictly historical are forward-looking and are based upon current expectations that may differ materially from actual results.  These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those anticipated by the statements made herein.  These risks and uncertainties involve general economic trends, changes in interest rates, loss of deposits and loan demand to other financial institutions, substantial changes in financial markets; changes in real estate value and the real estate market, regulatory changes, possibility of unforeseen events affecting the industry generally, the uncertainties associated with newly developed or acquired operations, the outcome of pending litigation, and market disruptions and other effects of terrorist activities.  The Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unforeseen events, except as required under the rules and regulations of the Securities and Exchange Commission.

FOX CHASE BANCORP, INC.	1st QUARTER EARNINGS 2012

CONSOLIDATED STATEMENTS OF OPERATIONS
 (Dollars in Thousands, Except Per Share Data)

	Three Months Ended
	March 31,
	2012	2011
	(Unaudited)
INTEREST INCOME
Interest and fees on loans	$8,848	$8,832
Interest on mortgage related securities	1,979	2,561
Interest on investment securities available-for-sale
Taxable	93	140
Nontaxable	19	70
Other interest income	3	28
Total Interest Income	10,942	11,631
INTEREST EXPENSE
Deposits	1,771	-
Short-term borrowings	5	-
Federal Home Loan Bank advances	754	1,154
Other borrowed funds	432	427
Total Interest Expense	2,962	4,009
Net Interest Income	7,980	7,622
Provision for loan losses	1,275	975
Net Interest Income after Provision for Loan Losses	6,705	6,647
NONINTEREST INCOME
Service charges and other fee income	389	327
Net gain on sale of other real estate owned	29	-
Income on bank-owned life insurance	119	114
Other	157	26

Total Noninterest Income	694	467
NONINTEREST EXPENSE
Salaries, benefits and other compensation	3,339	3,167
Occupancy expense	459	497
Furniture and equipment expense	152	103
Data processing costs	446	420
Professional fees	469	351
Marketing expense	46	60
FDIC premiums	181	283
Provision for loss on other real estate owned	45	-
Other real estate owned expense	70	19
Other	433	398
Total Noninterest Expense	5,640	5,298
Income Before Income Taxes	1,759	1,816
Income tax provision	572	570
Net Income	$1,187	$1,246
Earnings per share:
Basic	$0.10	$0.09
Diluted	$0.10	$0.09

FOX CHASE BANCORP, INC.	1st QUARTER EARNINGS 2012

CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
(Dollars in Thousands, Except Share Data)

	March 31,	December 31,
	2012	2011
	(Unaudited)	(Audited)
ASSETS
Cash and due from banks	$47	$734
Interest-earning demand deposits in other banks	5,843	6,852
Total cash and cash equivalents	5,890	7,586

Investment securities available-for-sale	18,191	23,106
Mortgage related securities available-for-sale	248,911	225,664
Mortgage related securities held-to-maturity (fair value of $38,925 at
March 31, 2012 and $41,758 at December 31, 2011)	38,100	41,074
Loans, net of allowance for loan losses of $11,298
at March 31, 2012 and $12,075 at December 31, 2011	645,619	670,572
Other real estate owned	6,473	2,423
Federal Home Loan Bank stock, at cost	7,670	8,074
Bank-owned life insurance	13,725	13,606
Premises and equipment, net	10,617	10,431
Real estate held for investment	1,620	1,620
Accrued interest receivable	3,669	4,578
Mortgage servicing rights, net	287	316
Deferred tax asset, net	1,222	1,682
Other assets	6,038	5,131
Total Assets	$1,008,032	$1,015,863

LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES
Deposits	$667,080	$676,594
Short-term borrowings	11,900	8,500
Federal Home Loan Bank advances	87,122	88,278
Other borrowed funds	50,000	50,000
Advances from borrowers for taxes and insurance	1,690	1,736
Accrued interest payable	421	418
Accrued expenses and other liabilities	4,196	2,145
Total Liabilities	822,409	827,671
STOCKHOLDERS' EQUITY

Preferred stock ($.01 par value; 1,000,000 shares authorized,
none issued and outstanding at March 31, 2012 and December 31, 2011)	-	-
Common stock ($.01 par value; 60,000,000 shares authorized,
12,753,943 shares issued and outstanding at March 31, 2012
and 13,037,310 shares issued and outstanding at December 31, 2011)	146	146
Additional paid-in capital	135,277	134,871
Treasury stock, at cost (1,819,100 shares at March 31, 2012 and
1,524,900 shares at December 31, 2011)	(23,587)	(19,822)
Common stock acquired by benefit plans	(11,309)	(11,541)
Retained earnings	78,664	77,971
Accumulated other comprehensive income, net	6,432	6,567
Total Stockholders' Equity	185,623	188,192

Total Liabilities and Stockholders' Equity	$1,008,032	$1,015,863

FOX CHASE BANCORP, INC.	1st QUARTER EARNINGS 2012

SELECTED CONSOLIDATED FINANCIAL AND OTHER DATA OF THE COMPANY (UNAUDITED)
(Dollars in Thousands, Except Per Share Data)

	March 31,	December 31,	March 31,
	2012	2011	2011
CAPITAL RATIOS:
Total stockholders’ equity (to total assets) (1)	18.41%	18.53%	19.31%

Tier 1 capital (to adjusted assets) (2)	15.57	15.30	14.06
Tier 1 risk –based capital (to risk-weighted assets) (2)	23.73	22.88	23.28
Total risk-based capital (to risk-weighted assets) (2)	24.71	23.90	24.53

ASSET QUALITY INDICATORS:
Nonperforming Assets:
Nonaccruing loans	$19,980	$17,078	$22,488
Accruing loans past due 90 days or more	-	3,875	200
Total nonperforming loans	$19,980	$20,953	$22,688
Other real estate owned	6,473	2,423	3,905
Total nonperforming assets	$26,453	$23,376	$26,593

Ratio of nonperforming loans to total loans	3.04%	3.07%	3.54%
Ratio of nonperforming assets to total assets	2.62	2.30	2.48
Ratio of allowance for loan losses to total loans	1.72	1.77	1.98
Ratio of allowance for loan losses to
nonperforming loans	56.5	57.6	56.0

Impaired Loans:
Nonperforming loans	$19,980	$20,953	$22,688
Troubled debt restructurings (3)	7,557	7,207	12,130
Other impaired loans	-	2,354	3,870
Total impaired loans	$27,537	$30,514	$38,688

Past Due Loans:
30 - 59 days	$176	$1,467	$1,499
60 - 89 days (3)	528	421	5,329
Total	$704	$1,888	$6,828

	At or for the Three Months Ended
	March 31,	December 31,	March 31,
	2012	2011	2011
PERFORMANCE RATIOS (4):
Return on average assets	0.47%	0.41%	0.45%
Return on average equity	2.53	2.17	2.41
Net interest margin	3.23	3.18	2.84
Efficiency ratio (5)	64.7	61.7	65.5
OTHER:
Tangible book value per share	$14.55	$14.43	$14.22
Employees (full-time equivalents)	134	136	132

(1) Represents stockholders’ equity ratio of Fox Chase Bancorp, Inc.
(2) Represents capital ratios of Fox Chase Bank.
(3) At March 31, 2011, troubled debt restructurings and past due loans 60-89 days both include the same $4.7 million commercial loan.
(4) Annualized
(5) Represents noninterest expense, excluding provision for loss on other real estate owned, divided by the sum of net interest income and noninterest income, excluding gains or losses on the sale of securities, premises and equipment and other real estate owned.

FOX CHASE BANCORP, INC.	1st QUARTER EARNINGS 2012

AVERAGE BALANCE SHEET
(Dollars in Thousands, Unaudited)

	Three Months Ended March 31,
	2012			2011
		Interest			Interest
	Average	and	Yield/	Average	and	Yield/
	Balance	Dividends	Cost (2)	Balance	Dividends	Cost (2)
Assets:	(Dollars in thousands)
Interest-earning assets:
Interest-earning demand deposits	$8,690	$3	0.13%	$48,677	$28	0.23%
Mortgage related securities	274,353	1,979	2.88%	330,908	2,561	3.10%
Taxable securities	25,937	93	1.45%	33,843	140	1.66%
Nontaxable securities	1,873	19	4.02%	6,925	70	4.07%
Loans (1)	670,809	8,848	5.24%	646,588	8,832	5.46%
Allowance for loan losses	(12,295)			(12,791)
Net loans	658,514	8,848		633,797	8,832
Total interest-earning assets	969,367	10,942	4.49%	1,054,150	11,631	4.36%
Noninterest-earning assets	42,858			41,533
Total assets	$1,012,225			$1,095,683
Liabilities and equity:
Interest-bearing liabilities:
Interest-bearing deposits	577,628	1,771	1.23%	623,559	2,428	1.58%
Borrowings	148,017	1,191	3.18%	172,380	1,582	3.67%
Total interest-bearing liabilities	725,645	2,962	1.63%	795,939	4,010	2.03%
Noninterest-bearing deposits	93,770			87,138
Other noninterest-bearing liabilities	5,489			5,926
Total liabilities	824,904			889,003
Stockholders' equity	180,715			200,196
Accumulated comprehensive income	6,606			6,484
Total stockholder's equity	187,321			206,680
Total liabilities and stockholders' equity	$1,012,225			$1,095,683

Net interest income		$7,980			$7,621
Interest rate spread			2.86%			2.33%
Net interest margin			3.23%			2.84%

(1)	Nonperforming loans are included in average balance computation.
(2)	Yields are not presented on a tax-equivalent basis.

FOX CHASE BANCORP, INC.	1st QUARTER EARNINGS 2012

AVERAGE BALANCE SHEET
(Dollars in Thousands, Unaudited)

	Three Months Ended			Three Months Ended
	March 31, 2012			December 31, 2011
		Interest			Interest
	Average	and	Yield/	Average	and	Yield/
	Balance	Dividends	Cost (2)	Balance	Dividends	Cost (2)
Assets:	(Dollars in thousands)
Interest-earning assets:
Interest-earning demand deposits	$8,690	$3	0.13%	$7,153	$2	0.12%
Mortgage related securities	274,353	1,979	2.88%	290,958	2,124	2.92%
Taxable securities	25,937	93	1.45%	29,879	108	1.46%
Nontaxable securities	1,873	19	4.02%	1,872	19	4.00%
Loans (1)	670,809	8,848	5.24%	664,441	8,849	5.25%
Allowance for loan losses	(12,295)			(13,030)
Net loans	658,514	8,848		651,411	8,849
Total interest-earning assets	969,367	10,942	4.49%	981,273	11,102	4.42%
Noninterest-earning assets	42,858			39,445
Total assets	$1,012,225			$1,020,718
Liabilities and equity:
Interest-bearing liabilities:
Interest-bearing deposits	577,628	1,771	1.23%	586,913	1,903	1.29%
Borrowings	148,017	1,191	3.18%	145,827	1,211	3.25%
Total interest-bearing liabilities	725,645	2,962	1.63%	732,740	3,114	1.68%
Noninterest-bearing deposits	93,770			91,777
Other noninterest-bearing liabilities	5,489			3,940
Total liabilities	824,904			828,457
Stockholders' equity	180,715			184,945
Accumulated comprehensive income	6,606			7,316
Total stockholder's equity	187,321			192,261
Total liabilities and stockholders' equity	$1,012,225			$1,020,718

Net interest income		$7,980			$7,988
Interest rate spread			2.86%			2.74%
Net interest margin			3.23%			3.18%

(1)	Nonperforming loans are included in average balance computation.
(2)	Yields are not presented on a tax-equivalent basis.

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